Exhibit 10(b)(i)

Employee

REGENCY CENTERS CORPORATION

409A Amendment to Stock Rights Award Agreements

THIS AGREEMENT is made as of the 31st day of December, 2008 by and between «F1» (the “Employee”) and Regency Centers Corporation (the “Company”).

Background

The Company has previously made stock rights awards to the Employee pursuant to one or more Stock Rights Award Agreements covering shares of stock that remain unvested as of the date hereof (collectively, after giving effect to any amendments prior to the date hereof, the “Agreements”).

The parties wish to amend the Agreements to comply with Section 409A of the Internal Revenue Code.

Accordingly, the parties agree as follows:

1. Termination of Service. For purposes of any accelerated vesting provisions of the Agreements that provide for acceleration in certain circumstances upon termination of employment, the Employee’s employment shall not be considered to have terminated unless the Employee’s employment is considered terminated for purposes of Treasury Regulation Section 1.409A-1(h)(ii).

2. No Other Changes. Except as expressly amended hereby, the provisions of the Agreements shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

REGENCY CENTERS CORPORATION

By:	/s/ J. Christian Leavitt
J. Christian Leavitt
Its Senior Vice President/Treasurer

“Company”

Name:	«F1»

“Employee”

Director

REGENCY CENTERS CORPORATION

409A Amendment to Stock Rights Award Agreements

THIS AGREEMENT is made as of the 31st day of December, 2008 by and between «F2» (the “Director”) and Regency Centers Corporation (the “Company”).

Background

The Company has previously made stock rights awards to the Director pursuant to Stock Rights Award Agreements covering shares of stock that remain unvested as of the date hereof (collectively, the “Agreements”).

The parties wish to amend the Agreements to comply with Section 409A of the Internal Revenue Code.

Accordingly, the parties agree as follows:

1. Termination of Service. For purposes of any accelerated vesting provisions of the Agreements that provide for acceleration in certain circumstances when the Director ceases to serve as a director, the Director will be considered to have ceased services on the date that the Director experiences a “separation from service” within the meaning of Code Section 409A.

2. No Other Changes. Except as expressly amended hereby, the provisions of the Agreements shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

REGENCY CENTERS CORPORATION

By:	/s/ J. Christian Leavitt
J. Christian Leavitt
Its Senior Vice President/Treasurer

“Company”

Name:	«F2»

“Director”

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